Exhibit 10.33

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 4 TO SPONSORED RESEARCH AGREEMENT

This Amendment No. 4 to the Sponsored Research Agreement (“Amendment 4”) by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), with offices located at Penn Center for Innovation, 3600 Civic Center Blvd, 9th Floor, Philadelphia, PA 19104-4310, and Cabaletta Bio, Inc., a Delaware corporation, having a place of business at 2929 Arch Street, Suite 600, Philadelphia, PA 19104 (formerly Tycho Therapeutics, Inc., a Delaware corporation having a place of business at 501 Northwick Lane, Villanova, PA 19085) (“Sponsor”) is effective as of December 1, 2022 (“Amendment 4 Effective Date”). Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties.”

RECITALS:

WHEREAS, the Parties entered into a Sponsored Research Agreement dated April 23, 2018 (“Agreement”), as amended by Amendment No. 1 dated May 1, 2020 (“Amendment 1”), Amendment No. 2 dated May 1, 2020 (“Amendment 2”), and Amendment No. 3 dated December 17, 2021 (“Amendment 3”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement, as amended by Amendment 1, Amendment 2, and Amendment 3; and

WHEREAS, the Parties now desire to amend the Agreement as set forth herein to reflect additional costs incurred by Penn that Sponsor has agreed to cover relating to Attachment A-2 to the Agreement.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

1.
Recitals. The Parties agree that the Recitals are hereby incorporated into the Agreement.
2.
Budget and Payment Terms (Attachment A-2).
a.
Attachment A-2 is hereby amended to add the following under the existing heading “Payment Schedule”:

Date Payment Due	Amount of Payment Due
Within [***] of the Amendment 4 Effective Date	$[***]

ACTIVE/121332921.5

b.
Exhibit 2 to Attachment A-2 is hereby amended to add the additional Budget attached hereto as Exhibit 2a.
3.
Entire Agreement of the Parties; Amendments. The Agreement, including any Attachments and/or Appendices and as amended by Amendment 1, Amendment 2 and Amendment 3, and this Amendment 4 constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of the Agreement and/or Amendment 1, Amendment 2, Amendment 3, and/or this Amendment 4 shall be valid or effective unless made in a writing referencing the Agreement and/or this Amendment 1, this Amendment 2, Amendment 3, and/or this Amendment 4 and signed by a duly authorized officer of each Party.
4.
Counterparts. This Amendment 4 may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A portable document format (PDF) or electronic copy of this Amendment 4, including the signature pages, will be deemed an original.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Amendment as of the Amendment 4 Effective Date.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA	CABALETTA BIO, INC.
By: [***] Name: [***] Title: [***]	By: /s/ Steven Nichtberger Name: Steven Nichtberger, M.D. Title: President and CEO
I have read and understood the responsibilities of the Principal Investigator:
By: /s/ Aimee Payne Name: Aimee Payne

ACTIVE/121332921.5

Exhibit 2a
Additional Budget

[***]
[***]
[***]
[***]
Project Period: [***]
PERSONNEL
Personnel	Project Role	Annual Salary	% Effort	Salary Cost	Fringe Rate	Fringe Cost	Total
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OTHER COST
Total
Reagents/supplies	[***]						[***]
[***]							[***]
[***]							[***]
[***]							[***]
[***]						[***]	[***]
Notes:				TOTAL			[***]

ACTIVE/121332921.5